
YOUR
JOURNEY
BEGINS HERE®
LCI
DREW INDUSTRIES INCORPORATED
drewindustries.com
lippertcomponents.com

passionate about

winning

team play with trust

honesty • integrity • candor

caring about

people

positive attitude

DREW INDUSTRIES INCORPORATED



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Forward-Looking Statements

- This presentation contains certain "forward-looking statements" with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

- Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel, steel based components and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of labor, employee benefits, employee retention, realization and impact of efficiency improvements and cost reductions, the successful entry into new markets, the costs of compliance with environmental laws and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, interest rates, oil and gasoline prices, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2015, and in the Company's subsequent filings with the Securities and Exchange Commission. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

Management Team



JASON LIPPERT, CEO

20+ years with Drew



SCOTT MERENESS, PRESIDENT

20+ years with Drew



DAVID SMITH, CFO

- **Average tenure of Drew's members of senior management is 14+ years with the company**

Financial Performance



Net Sales
OEM net sales(1)
Aftermarket net sales(1)
EBITDA(2)
EBITDA
Net Sales and EBITDA (in millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$250
$200
$150
$100
$50
$0
$573
$542
$31
$681
$651
$30
$901
$866
$35
$1,016
$977
$39
$1,191
$1,127
$64
$1,403
$1,300
$103
$1,543
$1,423
$120
2010
2011
2012
2013
2014
2015
LTM 6/16

(1) Prior to Q2 2016 the Company had two reportable segments, Recreational Vehicles (RV) and Manufactured Housing (MH). During Q2 2016 the Company changed to OEM and Aftermarket segments to reflect its strategic focus to achieve growth in those segments.
(2) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see supplemental schedule).

DREW INDUSTRIES INCORPORATED

Sales by Market

($ in millions)	2010	2011	2012	2013	2014	2015	LTM 6/16
OEM Towable	$427	$503	$660	$725	$836	$932	$998
Year over year growth		18%	31%	10%	15%	11%	12%
OEM Adjacent Industries	96	129	171	197	208	268	306
Year over year growth		34%	32%	15%	6%	29%	31%
Aftermarket	31	30	35	39	64	103	120
Year over year growth		-3%	18%	11%	63%	62%	38%
OEM Motorhome	17	16	30	48	70	87	102
Year over year growth		-4%	86%	59%	47%	23%	26%
International	2	3	5	7	11	14	17
Year over year growth		50%	67%	40%	57%	27%	31%
Total	$573	$681	$901	$1,016	$1,191	$1,403	$1,543
Year over year growth		19%	32%	13%	17%	18%	18%

- LTM 2016 percentage growth is compared to LTM 2015.
- Prior periods have been recast to conform to the Company's new reportable segments.

Non-OEM Towable RV Net Sales


$600
$500
$400
$300
$200
$100
$0
($ in millions)
$146
$17
$31
$96
$543
$15
$102
$120
$306
CAGR
32%
23%
19%
2010
LTM 6/16
OEM Adjacent Industries
Aftermarket
OEM RV Motorhome
International

Sales for the year ended December 31, 2010 compared to the last twelve months ended June 30, 2016. Both periods exclude the Company's net sales of components for OEM Towables, which made up 75% and 65% of consolidated net sales, respectively.

Consolidated Sales Growth

Sales for the twelve months ended December 31 for each year unless noted


($ in millions)
$1,515
$1,415
$1,315
$1,215
$1,115
$1,015
2013
2014
2015
LTM 6/16
(d)
Acquisitions ($141M, 27%) (a)
Organic ($165M, 31%) (b)
Industry ($221M, 42%) (c)

a) Sales for acquisitions represent the trailing twelve month sales at the date of acquisition. Any post-acquisition change is included in organic or industry accordingly.
b) Organic growth consists primarily of gains in market share, price increases and new product sales.
c) Industry growth represents the increase in industry-wide RV wholesale shipments.
d) Proforma impact of acquisitions completed in 2H 2015, 2016, and the Furrion Distribution and Supply Agreement entered July 2015, assuming each of these had been completed at the beginning of the period ended June 30, 2016.

OEM and Aftermarket Industries

RVs - Industry Wholesale Shipments
(Compared to Drew's Performance)

Industry Units

Approximately 71% of Drew's OEM Segment net sales are for Travel Trailer and 5th Wheel RVs

OEM RV Net Sales



(Industry units in thousands, net sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
Drew OEM RV Segment Net Sales
800
700
600
500
400
300
200
100
0
$1,200
$1,000
$800
$600
$400
$200
$0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
LTM 6/16
2017 P
257
311
321
370
384
391
353
237
166
242
252
286
321
357
374
398
405
$108
$171
$220
$348
$448
$509
$492
$368
$313
$445
$520
$692
$776
$912
$1,025
$1,108

- Projections for 2017 are the latest published by the RVIA (Summer 2016).
- OEM RV Segment Net Sales for 2009 and prior include an estimated four percent of aftermarket sales.

DREW INDUSTRIES INCORPORATED

RV Wholesale Shipments


RV Shipments
Thousands of Units
450
400
350
300
250
200
150
100
50
-
1990
1995
2000
2005
2010
2015


RV Shipments vs Federal Interest Rate
Thousands of Units
450
400
350
300
250
200
150
100
50
-
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
1990
1995
2000
2005
2010
2015


RV Shipments Annual Change
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
1990
1995
2000
2005
2010
2015


RV Shipments vs Consumer Confidence
Thousands of Units
450
400
350
300
250
200
150
100
50
-
150
125
100
75
50
25
0
1990
1995
2000
2005
2010
2015

Charts updated up through June 2016.


ELECTRONICS
MATTRESSES
DOORS
FURRION APPLIANCES
AWNINGS
FURNITURE
FURRION ELECTRONICS
WINDOWS
SHOWERS & SINKS
SLIDE-OUT MECHANISMS
SUSPENSION ENHANCEMENTS
AXLES
STEPS
CHASSIS
BAGGAGE DOORS
LEVELING

DREW INDUSTRIES INCORPORATED

Disciplines

Fabric and Woodworking



Electronics and Plastic Forming



Steel and Aluminum Fabrication



Lamination and Glass Fabrication



Steel and Aluminum Welding



Motion-Systems



RV Market

Towable RVs

(Approximately 71% of Drew's OEM Segment net sales)



87% of industry 2015 unit sales

59% of 2015 wholesale dollar sales, or $9.7 billion

Retail cost $4,000 to $100,000+ per unit. Average about $30,000

Motorhomes

(Approximately 7% of Drew's OEM Segment net sales)



13% of industry 2015 unit sales

41% of 2015 wholesale dollar sales, or $6.8 billion

Retail cost $41,000 to $400,000+ per unit. Average about $145,000

DREW INDUSTRIES INCORPORATED

Camping Industry

Statistics provided by Kampgrounds of America ("KOA"), 2016.



44%
Active Campers
46.6 million*



59%
Tent Campers
27.5 million



22%
RV Campers
10.3 million



18%
Cabin Campers
8.4 million

60%
Camp Every Year
28.6 million

10%
Camp Every Other Year
4.8 million

30%
Camp Occasionally
14.0 million

LCI | DREW INDUSTRIES INCORPORATED

* Estimates based on 106 million households. All other (1%) 0.5 million.

Why We are Optimistic







More economical family vacations

- Typical RV family vacation is 23 to 59 percent less expensive for a family of four

Positive demographics

- The number of consumers between the ages of 55 and 70 is projected to total 56 million by 2020
- Generation X and Millennials are a source of industry growth mainly in the entry-level market

Shift toward more RV-related activities

- College and NFL football games
- NASCAR events
- More active, shorter, "greener", & family oriented vacations

DREW INDUSTRIES INCORPORATED

RV Industry Trends


Units
Travel Trailer and 5th Wheel RVs, Drew's primary RV market
Wholesale
Retail
(Units in thousands)
325
300
275
250
225
200
175
150
125
100
75
50
25
0
185
226
138
164
199
186
213
206
243
223
268
251
299
277
314
317
171
168
190
182
2008
2009
2010
2011
2012
2013
2014
2015
YTD 6/15
YTD 6/16

	2008	2009	2010	2011	2012	2013	2014	2015	YTD 6/15	YTD 6/16
Estimated Dealer Inventory Change	(41)	(26)	13	7	20	17	22	(3)	3	8

Cumulative dealer inventory change from 2007 to 2015 is estimated to be a net reduction of (8), which indicates dealer inventories are still below pre-recession levels. Industry wholesale production data for travel trailer and fifth-wheel RVs provided by the Recreation Vehicle Industry Association. Industry retail sales data provided by Statistical Surveys, Inc.

Number of U.S. Households that Own an RV
(in Millions)



10
9
8
7
6
5
4
1980
1984
1988
1993
1997
2001
2005
2011

Statistics provided by RV Consumer Demographic Profile – 2011.

Demographics

(RV Consumer Demographic Profile – 2011)

	2005	2011
Number of U.S. households that own an RV	7.9 million	8.9 million
Household ownership rates of RVs	8.0 %	8.5 %
Average age of all RVs	12.7 years	14.2 years
Average time consumers have owned their current RV	6.6 years	8.4 years
Age of typical RV owner	49 years	48 years
Average income of RV owner	$78,000	$75,000

Seven-in-ten RV owners plan to purchase another RV to replace their current unit, with 37% of these expecting to purchase a new RV. Current owners intending to purchase either a new or used RV plan to purchase in about five years on average.

What's Next…

- International RV
- Innovation/R&D
- Aftermarket
- OEM Adjacent Markets
- Acquisitions
- Additional Addressable Market

DREW INDUSTRIES INCORPORATED

International RV Markets


INFO
LMC
Meine Welt

Research and Development

Focus on innovation

- Invested over $8 million in 2015
- Development, engineering, product testing
- We have inventors on staff
- Patent protected technology
- Pushing product development collaboratively with our customers
- We are an integral part of our customers' R&D team



Aftermarket Opportunity

- LCI sells more than $1 billion in RV OEM components annually
- Established a strong service department on the supply side
- Dealers rely on us as a key technical resource for them to provide a higher level of satisfaction to customers
- Used RV market is nearly double the size of the new RV market each year
- Countercyclical
- Higher margins



DREW INDUSTRIES INCORPORATED

OEM Specialty Vehicle / Adjacent Markets

Marine



Bus



Heavy Truck



Fleet



Cargo



DREW INDUSTRIES INCORPORATED

New Products & Acquisitions

- **Acquire Amerimax:** Additional RV towable entry doors
- **Introduce RV Awnings**
- **Acquire Midstates:** Adding Tool & Die and automation capabilities
- **Acquire Fortress:** Expanding specialized RV chassis
- **Acquire Innovative Design Solutions:** Electronic control systems
- **Acquire Star Design:** Expanding plastic thermoforming
- **Acquire Power Gear:** Motion solutions for the RV industry
- **Acquire Duncan Systems:** Aftermarket windshield and window
- **Acquire EA Technologies:** Metal fabrication and coating technologies
- **Acquire Spectal:** Expanding windows for buses and specialty vehicles
- **Furrion Supply Agreement:** Exclusive distribution rights of Furrion products
- **Acquire Signature Seating:** Adding furniture for pontoon boats
- **Acquire Highwater Marine Furniture:** Expanding furniture for pontoon boats
- **Acquire Flair Furniture:** Expanding furniture for RVs
- **Acquire Project 2000:** Europe footprint, expanding bed-lifts

2012 2013 2014 2015 2016

2015 – 2016 Acquisitions[1]

($ in millions)	Purchase Price	Historical Sales	Description
EA Technologies	$ 9.2	$ 17	Custom steel and aluminum parts and provider of electro-deposition ('e-coat') and power coating services
Spectal[2]	22.3	25	Manufacturer of bus windows and doors
Signature Seating[2]	16.0	16	Manufacturer of furniture solutions for fresh water boat manufacturers, primarily pontoon boats
Highwater Furniture	10.0	20	Pontoon furniture manufacturing operation of Highwater Marine, part of the largest manufacturer of pontoon boats in the U.S.
Flair Interiors	8.1	25	Manufacturer of RV furniture and mattresses
Project 2000[2]	18.8	12	Italian manufacturer of bed lifts and retractable steps, establishing European footprint
Total	$ 84.4	$115	

(1) In July 2015 the Company entered into the Furrion distribution and supply agreement which added approximately $35 million in net sales for the LTM ended June 30, 2016.
(2) Plus contingent consideration payable based on future sales.

Acquisition Discipline and History

- Have made nearly 40 acquisitions over the past 16 years
- We are experienced at successfully integrating acquisitions
- Acquisitions have come in the form of intellectual property, small start ups and larger businesses
- 6 out of last 10 acquisitions have had substantial revenue outside our core RV business
- We get great people – competitive advantage of making many acquisitions

Expanding Our Growth Potential[1]



Doors, Windows, Mattresses, Furniture and Awnings
Travel Trailer Leveling
Electronics
Chassis and Axles
RV Content $1,460
Furrion(2)
720
260
235
125
120
$3.4B
465
Aftermarket
400
Axles
175
115
775
Adjacent $690
Doors, Windows, Mattresses and Furniture
Marine Furniture
International

(1) Amounts (in millions) represent Management's estimate of the size of the addressable market, excluding the Company's current net sales to those markets.

(2) Furrion includes products to be released during 2016 and 2017.

Content Per New Towable RV

- Approximately 71% of OEM Segment net sales are for Travel Trailer and Fifth-Wheel OEMs
- 100% market share in existing products would yield an estimated $7,400 per Towable RV
- In 2016, Travel Trailer unit volume is up 14% y/y due in part to an increase of entry-level units
- Growth in RV "features" drives content increases



2001-2015 average content increase = $165 per year
$171 Increase
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,148
$2,337
$2,690
$2,713
$2,816
$2,987
$2,918
$3,013
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
LTM '15
LTM '16

DREW INDUSTRIES INCORPORATED

At industry production levels for the 12 months ended December 2015, each $100 increase in content adds approximately $33 million in sales for Drew.

Content Per New Motorhome RV

- Approximately 7% of OEM Segment net sales are for Motorhome OEMs
- 100% market share in existing products would yield an estimated $6,000 per Motorhome RV



2004-2015 average content increase = $162 per year
$31
$199
$336
$469
$658
$848
$669
$705
$1,227
$1,272
$1,602
$1,810
$1,782
$1,920
$330 Increase
$208 Increase
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
LTM '15
LTM '16

At industry production levels for the 12 months ended December 2015, each $100 increase in content adds approximately $5 million in sales for Drew.

Supplemental Schedules

Operating Results

Three Months Ended June 30

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2016	2015	Change
Net Sales	$ 440.8	$ 362.1	22%
Operating Profit	$ 59.4	$ 33.6	77%
% of Sales	13.5%	9.3%	
Net Income	$ 37.6	$ 20.9	80%
Diluted EPS	$ 1.51	$ 0.85	78%

Operating Results

Six Months Ended June 30

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2016	2015	Change
Net Sales	$ 863.6	$ 723.5	19%
Operating Profit	$ 115.1	$ 65.5	76%
% of Sales	13.3%	9.0%	
Net Income	$ 73.5	$ 40.9	80%
Diluted EPS	$ 2.96	$ 1.67	77%

DREW INDUSTRIES INCORPORATED

Results By Segment

Three Months Ended June 30

FINANCIAL PERFORMANCE

($ in millions)	2016	2015	Change
Net Sales:			
OEM Segment	$ 406.9	$ 336.3	21%
Aftermarket Segment	33.9	25.8	32%
Operating Profit:			
OEM Segment	54.4	29.9	82%
Aftermarket Segment	5.0	3.7	34%
Operating Profit as a Percentage of Net Sales:			
OEM Segment	13.4%	8.9%	
Aftermarket Segment	14.7%	14.4%	

DREW INDUSTRIES INCORPORATED

Results By Segment

Six Months Ended June 30

FINANCIAL PERFORMANCE

($ in millions)	2016	2015	Change
Net Sales:			
OEM Segment	$ 799.6	$ 676.7	18%
Aftermarket Segment	64.1	46.8	37%
Operating Profit:			
OEM Segment	105.1	59.2	77%
Aftermarket Segment	10.1	6.3	61%
Operating Profit as a Percentage of Net Sales:			
OEM Segment	13.1%	8.7%	
Aftermarket Segment	15.7%	13.4%	

DREW INDUSTRIES INCORPORATED

Debt Position

Financial Performance

($ in millions)	Debt	Cash and Investments	Net Cash (Debt)	Cash Utilized for Acquisitions During the Period
12/31/11	$ -	$ 7	$ 7	$ 50
12/31/12	-	10[1]	10[1]	1
12/31/13	-	66	66	5
12/31/14	16	-	(16)[2]	107
12/31/15	50	12	(38)[3]	41
06/30/16	50	79	29[4]	37

(1) On December 20, 2012, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $45 million.

(2) On January 6, 2014, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $47 million.

(3) On April 10, 2015, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $48 million.

(4) On June 17 and April 15, 2016, the Company paid dividends of $0.30 per share of the Company's Common Stock, or an aggregate of $15 million in total.

DREW INDUSTRIES INCORPORATED

Cash Flow

($ in millions)

FINANCIAL PERFORMANCE

Significant use of cash items since December 31, 2009	
Acquisitions (23)[(1)]	$ 281
Capital expenditures	184
Dividends	188
Stock repurchases	2
Total	**$ 655**

(1) Includes 2016 YTD acquisitions totaling $36.9 million.

Cash Flow

FINANCIAL PERFORMANCE



Dividends
Capital Expenditures
Acquisitions
Operating Cash Flow
$160
$140
$120
$100
$80
$60
$40
$20
$-
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$5
$63
$65
$22
$10
$42
$33
$74
$50
$37
$24
$78
$1
$32
$73
$45
$85
$5
$83
$33
$47
$149
$107
$107
$42
$118
$41
$95
$29
$48
$192
$95
$53
$26
$15
$65
$37
$13
$15
2009
2010
2011
2012
2013 (1)
2014
2015
LTM 6/16
YTD 6/16

Operating cash flow from 2009 to present ($ in millions)

(1) Cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.

Balance Sheets

($ in millions)	12/31/11	12/31/12	12/31/13	12/31/14	12/31/15	Q2 2016
Total Assets	$ 351	$ 374	$ 453	$ 544	$ 623	$ 758
Total Debt	-	-	-	16	50	50
Cash & Investments	7	10	66	-	12	79
Stockholders' Equity	277	284[3]	314[4]	395	439[5]	503[6]
Days Sales in A/R[1]	17 days	14 days	16 days	15 days	14 days	20 days
Inventory Turns[2]	6.2 turns	7.8 turns	7.9 turns	8.2 turns	6.9 turns	7.0 turns

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period. December 31 is the seasonal low point.
(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.
(3) After cash dividend of $2.00 per share, or $45 million, paid in December 2012.
(4) After cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.
(5) After cash dividend of $2.00 per share, or $48 million, declared in March of 2015 and paid in April 2015.
(6) After cash dividends of $0.30 per share, paid in April and June 2016, totaling $15 million.

DREW INDUSTRIES INCORPORATED

Financial Strength

FINANCIAL PERFORMANCE

(12 months ended)	12/31/11	12/31/12	12/31/13	12/31/14	12/31/15	06/30/16
Return on Equity	11%	13%	16%	17%	18%	24%
Return on Assets	9%	10%	12%	12%	12%	16%
Return on Invested Capital(1)	20%	22%	28%	26%	25%	34%
Total Debt to Equity	0.00	0.00	0.00	0.04	0.11	0.10
Total Debt to EBITDA(2)	0.00	0.00	0.00	0.12	0.32	0.24

LCI | DREW INDUSTRIES INCORPORATED

(1) ROIC is operating profit over average invested capital (total stockholders equity + indebtedness) – (cash, cash equivalents and short-term investments).
(2) EBITDA is operating profit plus depreciation and amortization.

Reconciliation of Operating Profit to EBITDA

FINANCIAL PERFORMANCE

($ in millions)	2011	2012	2013	2014	2015	LTM 6/16
Operating Profit	$ 48.5	$ 58.1	$ 78.3	$ 95.5	$ 116.3	$ 165.9
Depreciation & Amortization	20.5	25.7	27.5	32.6	41.6	44.0
EBITDA	69.0	83.8	105.8	128.1	157.9	209.9
Capital Expenditures	24.3	32.0	32.6	42.5	29.0	27.3

DREW INDUSTRIES INCORPORATED

Reconciliation of Segment Results to Consolidated

($ in millions)	2011	2012	2013	2014	2015	LTM 6/16
Segment Net Sales:						
OEM	$ 651.4	$ 865.9	$ 976.5	$ 1,127.0	$ 1,300.1	$ 1,422.9
Aftermarket	29.7	35.2	39.1	63.8	103.0	120.3
Total Net Sales	$ 681.2	$ 901.1	$ 1,015.6	$ 1,190.8	$ 1,403.1	$ 1,543.2
Segment Operating Profit:						
OEM	$ 47.2	$ 56.1	$ 74.6	$ 88.7	$ 105.2	$ 151.1
Aftermarket	1.3	3.5	5.5	8.7	14.8	18.5
Total Segment Operating Profit	48.5	59.6	80.2	97.4	120.0	169.6
Severance	-	-	-	-	(3.7)	(3.7)
Sale of extrusion assets	-	-	-	(1.9)	-	-
Executive Succession	-	(1.5)	(1.9)	-	-	-
Total Operating Profit	$ 48.5	$ 58.1	$ 78.3	$ 95.5	$ 116.3	$ 165.9

DREW INDUSTRIES INCORPORATED

Stock Price History

- Drew has 24.6 million shares outstanding and a market capitalization of approximately $2.5 billion as of August 18, 2016



$120
$100
$80
$60
$40
$20
$0
$5
$8
$14
$18
$28
$26
$27
$12
$21
$23
$25
$32
$51
$51
$61
$100
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
8/18

- Dates noted above are as of December 31, unless noted.
- Stock prices above are not adjusted for dividends.

Analyst Coverage

- **Citi Research**
  - Gregory Badishkanian – (212) 816-2720
- **CJS Securities**
  - Dan Moore – (914) 287-7600
- **CL King & Associates**
  - Scott Stember – (212) 364-1806
- **Sidoti & Company**
- **Thompson Research Group**
  - Kathryn Thompson – (615) 891-6206